                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-57041, 33-61199, 333-01469, 333-01471, 333-16181 and 333-18965.





                                                             ARTHUR ANDERSEN LLP




Washington, D.C.,
December 15, 1997.